                                                                    EXHIBIT 99.1
                                                                    ------------

         go.com Unaudited Pro Forma Worksheet
                (in millions, except per share data)



                                                                                FY98
                                                -------------------------------------------------------------------
                                                   Q1             Q2             Q3             Q4            Total
                                                -------        -------        -------        -------         -------
Internet revenues

     Media                                        $ 24           $ 26           $ 27           $ 31           $ 108

     Commerce                                        4              6              6              7              23
                                                -------        -------        -------        -------         -------
Total Internet revenues                             28             32             33             38             131

Catalog revenues                                    75             42             36             39             192
                                                -------        -------        -------        -------         -------
Total revenues                                     103             74             69             77             323

Costs and expenses                                (114)           (96)           (90)          (113)           (413)

Depreciation and amortization (1)                 (236)          (236)          (237)          (237)           (946)
                                                -------        -------        -------        -------         -------
Total costs and expenses                          (350)          (332)          (327)          (350)         (1,359)
                                                -------        -------        -------        -------         -------
Operating loss                                    (247)          (258)          (258)          (273)         (1,036)

Corporate and other activities                      (2)            (1)            (2)            (2)             (7)

Net interest expense                                 -              -              -              -               -
                                                -------        -------        -------        -------         -------

Loss before taxes                                 (249)          (259)          (260)          (275)         (1,043)

Income taxes                                        12             13             13             14              52

Minority interests                                   -              -              -              -               -
                                                -------        -------        -------        -------         -------
Net loss                                        $ (237)        $ (246)        $ (247)        $ (261)         $ (991)
                                                =======       ========       ========       ========        ========
                                                                          FY99
                                                 ------------------------------------------------------
                                                      Q1            Q2             Q3       YTD Total
                                                 --------       --------       --------       ---------
Internet revenues

     Media                                       $    39        $    35        $    41        $    115

     Commerce                                          8              9              9              26
                                                 --------       --------       --------       ---------
Total Internet revenues                               47             44             50             141

Catalog revenues                                      62             27             28             117
                                                 --------       --------       --------       ---------
Total revenues                                       109             71             78             258

Costs and expenses                                  (133)          (120)          (120)           (373)

Depreciation and amortization (1)                   (237)          (237)          (241)           (715)
                                                 --------       --------       --------       ---------
Total costs and expenses                            (370)          (357)          (361)         (1,088)
                                                 --------       --------       --------       ---------
Operating loss                                      (261)          (286)          (283)           (830)

Corporate and other activities                        (2)            (2)            (1)             (5)

Net interest expense                                  (1)            (1)            (2)             (4)
                                                 --------       --------       --------       ---------
Loss before taxes                                   (264)          (289)          (286)           (839)

Income taxes                                          19             21             20              60

Minority interests                                     1              -              -               1
                                                 --------       --------       --------       ---------
Net loss                                         $  (244)       $  (268)       $  (266)       $   (778)
                                                 ========       ========       ========       =========

(1)  Including amortization of intangible assets.